Exhibit 10.1
Portions of this exhibit that have been marked by [***] have been omitted because the Registrant has determined they are not material and would likely cause competitive harm to the Registrant if publicly disclosed.

REAFFIRMATION AND FIFTH AMENDMENT TO
MASTER CREDIT FACILITY AGREEMENT AND OTHER LOAN DOCUMENTS
This REAFFIRMATION AND FIFTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is made as of July 31, 2026, by and among (i) the entities identified as Borrower set forth on Annex I attached hereto (individually and collectively, “Borrower”); (ii) JLL Real Estate Capital, LLC, a Delaware limited liability company (as successor-in-interest to Jones Lang LaSalle Multifamily, LLC, a Delaware limited liability company) (“Lender”); (iii) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”), (iv) Brookdale Senior Living Inc., a Delaware corporation (“Guarantor”), and (v) joined into by (a) the entities identified as Affiliated Master Lessee on the Summary of Master Terms as Affiliated Master Lessees pursuant to the Joinder attached hereto, and (b) the entities identified as Affiliated Property Manager on the Summary of Master Terms as Affiliated Property Managers pursuant to the Joinder attached hereto.
RECITALS
A.Borrower and Lender are parties to or have joined into that certain Master Credit Facility Agreement dated as of August 31, 2017, as amended by that certain Amendment No. 1 to Master Credit Facility Agreement, dated as of November 1, 2018, by that certain Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement, dated as of December 15, 2023, by that certain Reaffirmation and Third Amendment to Master Credit Facility Agreement and Other Loan Documents, dated as of December 20, 2024, and by that certain Reaffirmation and Fourth Amendment to Master Credit Facility Agreement and Other Loan Documents, dated as of June 29, 2026 (as amended by this Amendment, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Master Agreement”).
B.All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of August 31, 2017, by that certain Assignment of Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement and Other Loan Documents, dated as of December 15, 2023, and by that certain Assignment of Reaffirmation and Third Amendment to Master Credit Facility Agreement and Other Loan Documents, dated as of December 20, 2024, and by that certain Assignment of Reaffirmation and Fifth Amendment to Master Credit Facility Agreement and Other Loan Documents, dated as of the date hereof (the “Assignment”). Fannie Mae has not assumed (i) any of the obligations of Lender (once an agreement is made for Lender to make a Future Advance) under the Master Agreement to make Future Advances or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie

Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.
C.Pursuant to the Master Agreement Borrower has requested the refinance of that certain Renewed, Amended and Restated Multifamily Note, dated August 31, 2017, in the sum of $292,500,000 (the “Original Note”).
D.The parties are executing this Amendment pursuant to the Master Agreement to amend and restate the Original Note upon the terms of that certain Amended and Restated Multifamily Note, dated of even date herewith, in the amount of $248,910,519 (the “Refinance Note”).
AGREEMENT
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
Section 1.Recitals, Defined Terms. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings given to those terms in the Master Agreement.
Section 2.Advance Purpose Representations. To Article 2 (Advances; Collateral Events), the following Section 2.12 (Advance Purpose Representations) is added in its entirety:
“Section 2.12. Advance Purpose Representations.
    The representations and warranties made by Borrower to Lender in this Section 2.12 are made as of the Effective Date of any Advance and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.
    (a)    Advance Purpose.
    For each Advance, Borrower represents and warrants (i) the “Advance Type” identified on the applicable Schedule of Advance Terms is true and correct, and (ii) that it is entering into this Master Agreement and incurring the Indebtedness exclusively for the purpose of carrying on business or commercial activities, and not for any personal, consumer, family, household, or agricultural purposes.

    (b)    Acquisition.
If Borrower has identified an Advance as funding an Acquisition on the applicable Schedule of Advance Terms, then:

(1)    Borrower has disclosed to Lender the full consideration given or received, or to be given or received (including purchase price, deposits, escrows, etc.) as well as all sources of such consideration;
(2)    Borrower has delivered to Lender complete and fully executed copies of all Acquisition Closing Documents related to the Advance and such Acquisition Closing Documents are materially accurate in all respects with no material information omitted therefrom;
(3)    except as otherwise disclosed to and approved by Lender, to Borrower’s knowledge, no Borrower, Key Principal, Guarantor, Principal (or any Immediate Family Member of Principal), or Borrower Affiliate has or has had at any time, either directly or indirectly, any interest (ownership, economic, control, management or otherwise) in the Mortgaged Property or the Property Seller (or Ownership Interests Seller, as applicable); and
(4)    except as otherwise disclosed to and approved by Lender, the Acquisition related to such Advance is a transaction with an unaffiliated third party, on arm’s-length terms and no Property Seller or Ownership Interests Seller, as applicable (nor any affiliate of either), (i) will have a direct or indirect ownership interest in (or Control of) Borrower after the Effective Date such Mortgaged Property is added to the Collateral Pool, (ii) is providing any seller-financing in connection with the Acquisition, or (iii) will, to Borrower’s knowledge, have a direct or indirect ownership in (or Control of) the Property Manager (if any) in place at the Mortgaged Property as of the Effective Date such Mortgaged Property is added to the Collateral Pool.
            (c)    Refinance.
    If Borrower has identified an Advance as a Refinance on the applicable Schedule of Advance Terms, then,
(1)    Borrower is refinancing the Mortgaged Property in connection with the closing of the Advance, Key Principal’s Controlling Interest in Borrower will not change as a result of, or in connection with, the refinance, and no Transfer of a Controlling Interest in Borrower is occurring in connection with the closing of the Advance; and

(2)    Borrower has fully disclosed to Lender as applicable, either (i) the source (including the full name of each Person) of any cash-in funds provided by Borrower or otherwise required to close such Advance or (ii) the intended use of any cash-out proceeds (and any recipient (including the full name of each Person) of any such proceeds) received from Lender in connection with the refinancing, as applicable.
(d)    Recent Acquisitions.
In the event that any Mortgaged Property was acquired by Borrower, Key Principal, Guarantor, or a Borrower Affiliate (or if a Controlling Interest in Borrower was acquired by Key Principal, Guarantor, or another Borrower Affiliate, as applicable) within the twenty-four (24) month period prior to the Effective Date such Mortgaged Property is added to the Collateral Pool, Borrower has also delivered to Lender complete fully executed copies of all Acquisition Closing Documents related to such prior Acquisition.”
Section 3. General Conditions Schedule. To Schedule 7, General Conditions Schedule, the following language is added as the last subsection (i)
“(i) New York Mortgages.
In connection with any full or partial payment of the Refinance Note, if directed by Lender, Borrower shall, at Borrower’s election, either Release one or more New York Mortgaged Properties in conjunction with the repayment in accordance with the Mortgaged Property Release Schedule, or restructure the remaining New York Security Instruments and Title Policies so that following the repayment (and any associated Mortgaged Property Release, if any) Lender continues to benefit from one or more insured New York Security Instruments that secure one hundred twenty-five percent (125%) of the aggregate Allocable Loan Amounts associated with the New York Mortgaged Properties remaining in the Collateral Pool and securing the remaining Advances Outstanding.”

Section 4. Mortgaged Property Release Schedule. As of the date hereof, to Schedule 10, Mortgaged Property Release Schedule, the following language is added to (b) Underwriting, Subsection 3:
“(3) As of the Effective Date, the Collateral Pool is comprised of 43 Mortgaged Properties, with 17 Mortgaged Properties, as set forth on Schedule 29 attached hereto, containing less than 60 units (the “Under 60 Unit Mortgaged Properties”) and 26 Mortgaged Properties containing 60 or more units.  The unit count in the Under 60 Unit Mortgaged Properties constitute 14% of the total units in the Collateral Pool.  Following a Release, the unit count in the Under 60 Unit Mortgaged Properties remaining in the Collateral Pool can never exceed 14% of the total units in the Collateral Pool.”

Section 5. Refinance. In connection with this Amendment, Lender is refinancing the Original Note pursuant to the terms of the Refinance Note, which shall renew, amend and restate the Original Note as a continuation of the same, or so much of the same, indebtedness evidenced by the Original Note and not as a novation payoff, satisfaction or discharge thereof.
Section 6. Schedule of Advance Terms. Schedule 3 to the Master Agreement is hereby supplemented with Schedule 3.7 attached hereto, and deleting Schedule 3.3.
Section 7. Prepayment Premium Schedule. Schedule 4 to the Master Agreement is hereby supplemented with Schedule 4.7 attached hereto.
Section 8. Replacement Reserves Deposit per Property Schedule. Schedule 5 to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 5 attached hereto.
Section 9. Immediate Repairs Schedule. Schedule 6 to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 6 attached hereto.
Section 10. Ownership Interests Schedule. Schedule 13 to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 13 attached hereto.
Section 11. Exceptions to Representations and Warranties Schedule 16 to the Master Agreement is hereby supplemented with Schedule 16.4 attached hereto.
Section 12. Kansas No Oral Agreements Certificate. Schedule 26 to the Master Agreement is hereby supplemented with Schedule 26.3 attached hereto.
Section 13. Legal Non-Conforming Status. [***].
Section 14. Modification to Environmental Indemnity Agreement Schedule. Schedule 28 attached hereto is hereby added to the Master Agreement.
Section 15. Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
Section 16. Environmental Indemnity Agreement. The Environmental Indemnity Agreement, dated as of August 31, 2017 (as has been and may be further amended, restated, supplemented, or otherwise modified from time to time, the “EIA”), executed by Borrower for the benefit of Lender, as assigned to Fannie Mae, is herewith modified by adding the Refinance Note to the definition of “Note”.

Section 17. Guaranty of Non-Recourse Obligations. The Guaranty of Non-Recourse Obligations, dated as of August 31, 2017 (as has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), executed by Guarantor to and for the benefit of Lender, as assigned to Fannie Mae, is herewith modified by adding the Refinance Note to the definition of “Note”
Section 18. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
Section 19. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
Section 20. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
Section 21. Applicable Law. The provisions of Section 15.01 of the Master Agreement (Choice of Law; Consent to Jurisdiction) and Section 15.02 (Waiver of Jury Trial) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
Section 22. Authorization. Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Master Agreement, as amended hereby.
Section 23. Compliance with Loan Documents. The representations and warranties set forth in the Loan Documents executed or assumed by Borrower, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents. In addition, Borrower has complied with and is in compliance with all of its covenants set forth in the Loan Documents, as amended hereby.
Section 24. No Event of Default. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents executed or assumed by Borrower, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.
Section 25. Costs. Borrower agrees to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and Lender in connection with this Amendment.
Section 26. Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Master Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Master Agreement and the other Loan Documents executed or assumed by it, including Section 15.01 of the Master Agreement (Choice of Law; Consent to Jurisdiction), Section 15.02 (Waiver of Jury Trial), Section 15.05 (Counterparts), Section 15.08 (Severability, Entire Agreement, Amendments) and Section 15.09 (Construction) of the Master Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.
BORROWER:

FIT REN NOHL RANCH LP,
FIT REN PARK LP,
FIT REN MIRAGE INN LP,
FIT REN THE GABLES LP,
FIT REN PAULIN CREEK LP,
FIT REN OCEAN HOUSE LP,
FIT REN OAK TREE LP, FIT REN PACIFIC INN LP, each a Delaware limited partnership

        By: FIT REN Holdings GP Inc., their general partner

        By:        /s/ Dawn L. Kussow
        Name:     Dawn L. Kussow
Title:     Executive Vice President

AHC PURCHASER, INC.,
a Delaware corporation

        By:        /s/ Dawn L. Kussow
        Name:     Dawn L. Kussow
Title:     Executive Vice President

ARC SCOTTSDALE, LLC,
ARC SWEET LIFE SHAWNEE, LLC,
ARCLP-CHARLOTTE, LLC,
ARC WILORA ASSISTED LIVING, LLC,
each a Tennessee limited liability company

        By:        /s/ Dawn L. Kussow
        Name:     Dawn L. Kussow
Title:     Executive Vice President

ARC WESTLAKE VILLAGE, INC.,
a Tennessee corporation

        By:        /s/ Dawn L. Kussow
        Name:     Dawn L. Kussow
Title:     Executive Vice President

AHC STERLING HOUSE OF BRIGHTON, LLC
AHC VILLAS OF THE ATRIUM, LLC,
AHC STERLING HOUSE OF JACKSONVILLE, LLC,
AHC STERLING HOUSE OF PANAMA CITY, LLC,
CMCP-PINECASTLE, LLC,
AHC STERLING HOUSE OF PORT CHARLOTTE, LLC,
AHC STERLING HOUSE OF PUNTA GORDA, LLC,
CMCP-ROSWELL, LLC,
AHC VILLAS-WYNWOOD OF RIVER PLACE, LLC,
CMCP-MONTROSE, LLC,
AHC VILLAS-WYNWOOD OF COURTYARD ALBANY, LLC,
AHC VILLAS OF ALBANY RESIDENTIAL, LLC,
AHC WYNWOOD OF ROGUE VALLEY, LLC,
CMCP-CLUB HILL, LLC,
BROOKDALE CYPRESS STATION, LLC,
BROOKDALE LAKEWAY, LLC,
AHC STERLING HOUSE OF MANSFIELD, LLC,
BROOKDALE NORTHWEST HILLS, LLC,
AHC STERLING HOUSE OF WEATHERFORD, LLC,
CMCP-WILLIAMSBURG, LLC, each a Delaware limited liability company

        By:        /s/ Dawn L. Kussow
        Name:     Dawn L. Kussow
Title:     Executive Vice President

GUARANTOR

BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:    Executive Vice President and Chief Financial Officer

LENDER:

JLL REAL ESTATE CAPITAL, LLC
a Delaware limited liability company

By:     /s/ Alyssa Berquam
Name:    Alyssa Berquam
Title:    Authorized Signatory

FANNIE MAE:
FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States

    By:    /s/ Daniel Din
    Name: Daniel Din
    Title: Vice President

Each Affiliated Property Operator hereby joins into this Amendment, the Master Agreement and the other Loan Documents, as if it were otherwise an original party hereunder and thereunder. Each Affiliated Property Operator hereby ratifies and agrees to be bound by all of the covenants, terms, conditions, and provisions contained in the Loan Documents as they relate to such Affiliated Property Operator, including each covenant, term, condition and provision set forth in Article 4, Article 5, Article 6, Article 7, Article 8, Article 9, Article 10, Article 11, Article 12, Article 13, and Article 15 and Section 14.02(d) and Section 14.03(c). Each Affiliated Property Operator hereby acknowledges, agrees and confirms that, by its signature below, such Affiliated Property Operator will be deemed to be a party to this Amendment and the Master Agreement as an “Affiliated Property Operator,” and either a “Manager” or an “Operator”, as applicable, for all purposes under the Loan Documents, and shall have assumed all of the obligations of “Affiliated Property Operator” and “Manager” or “Operator,” as applicable, thereunder as if it had executed each of the Loan Documents. No Affiliated Property Operator shall have any obligations with respect to the provisions of Article 2 (payment) or the provisions of Article 3 (recourse) of the Master Agreement.
AFFILIATED PROPERTY OPERATORS:
BLC NOHL RANCH, LLC
BLC INN AT THE PARK, LLC
BROOKDALE SENIOR LIVING COMMUNITIES, INC.
BROOKDALE MANAGEMENT-II, LLC
SH ITHACA OPERATOR, INC.
SH NIAGARA OPERATOR, INC.
ARC WESTLAKE VILLAGE SNF, LLC
BLC-CLUB HILL, LLC
ARC MANAGEMENT, LLC
ALTERNATIVE LIVING SERVICES-NEW YORK, INC.

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

                    BLC MIRAGE INN, L.P.
                    By: BLC Mirage Inn, Inc., its general partner
By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

BLC GABLES-MONROVIA, L.P.
By: BLC Gables-Monrovia, Inc., its general partner

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

BLC OCEAN HOUSE, L.P.
By: BLC Ocean House, Inc., its general partner

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

BLC OAK TREE VILLA, L.P.
By: BLC Oak Tree Villa, Inc., its general partner

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

BLC LODGE AT PAULIN, L.P.,
By: BLC Lodge at Paulin, Inc., its general partner

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

BLC PACIFIC INN, L.P.
By: BLC Pacific Inn, Inc., its general partner

By:        /s/ Dawn L. Kussow
Name:     Dawn L. Kussow
Title:     Executive Vice President

CLINTON STERLING COTTAGE OPERATOR, INC.,
ITHACA STERLING COTTAGE OPERATOR, INC.,
NIAGARA STERLING COTTAGE OPERATOR, INC.,
each a New York corporation

By:     /s/ Colleen Endsley
    Name:     Colleen Endsley
    Title: President

SCHEDULES & EXHIBITS
The Schedules & Exhibits list attached to the Master Agreement is hereby deleted in its entirety and restated as follows: The Schedules & Exhibits list attached to the Master Agreement is hereby deleted in its entirety and restated as follows:

Schedules

Schedule 1	Definitions Schedule – General
Schedule 2	Summary of Master Terms
Schedule 2A	New York Gap Note Modifications	Form 6234
Schedule 3.1	Schedule of Advance Terms (Gap Note)
Schedule 3.2	Intentionally Deleted
Schedule 3.3	Intentionally Deleted
Schedule 3.4	Intentionally Deleted
Schedule 3.5	Schedule of Advance Terms (Fixed)
Schedule 3.6	Schedule of Advance Terms (Fixed)
Schedule 3.7	Schedule of Advance Terms (Fixed)
Schedule 4.1	Prepayment Premium Schedule (Gap Note)
Schedule 4.2	Intentionally Deleted
Schedule 4.3	Intentionally Deleted	Form 6104.01 [08 -13]
Schedule 4.4	Intentionally Deleted
Schedule 4.5	Prepayment Premium Schedule (Fixed)	Form 6104.11 [modified] [05-20]
Schedule 4.6	Prepayment Premium Schedule (Fixed)	Form 6104.11 [modified] [05-20]
Schedule 4.7	Prepayment Premium Schedule (Fixed)	Form 6104.11 [modified] [05-20]
Schedule 5	Required Replacement Schedule
Schedule 6	Required Repair Schedule
Schedule 7	General Conditions Schedule
Schedule 8	Property-Related Documents Schedule
Schedule 9	Conversion Schedule
Schedule 10	Mortgaged Property Release Schedule
Schedule 11	Mortgaged Property Addition Schedule
Schedule 12	Reserved
Schedule 13	Ownership Interests Schedule
Schedule 14	Future Advance Schedule
Schedule 15	Letter of Credit Schedule
Schedule 16	Exceptions to Representations and Warranties Schedule

Schedule 16.1	Exceptions to Representations and Warranties Schedule
Schedule 16.2	Exceptions to Representations and Warranties Schedule
Schedule 16.3	Exceptions to Representations and Warranties Schedule
Schedule 16.4	Exceptions to Representations and Warranties Schedule
Schedule 17	Waiver of Imposition Deposits	Form 6228 [modified] [04-12]
Schedule 18	Reserved
Schedule 19	Skilled Nursing	Form 6001 [01-16]
Schedule 19-A	Addenda to Schedule 2	Form 6001.NR.SRS [01-16]
Schedule 20	Expansion Structure General Terms
Schedule 21 Schedule 22	Mineral Rights Conveyances Licenses, Permits and other Property Related Documents to be Delivered post closing
Schedule 23	Surveys
Schedule 24	Licenses
Schedule 25	Ground Lease Defaults	Form 6206 [07-11]
Schedule 26	Kansas – No Oral Agreements
Schedule 26.1	Kansas – No Oral Agreements (for the Refi)
Schedule 26.2	Kansas – No Oral Agreements (for Variable Note Refi)
Schedule 27	Legal Non-Conforming Schedule	Form 6275 [04-22]
Schedule 28	Modifications to EIA with respect only to the Mortgaged Property known as Brookdale Montrose, located in Summit County, Ohio	Form 6085 [06-26]
Schedule 29	Under 60 Unit Mortgaged Properties
Exhibits

Exhibit A	Mortgaged Properties
Exhibit B	Conversion Request
Exhibit C	Release Request
Exhibit D	Addition Request
Exhibit E	Future Advance Request
Exhibit F	Termination Request
Exhibit G	Annual Certification (Borrower)
Exhibit H	Annual Certification (Guarantor)
Exhibit I	Confirmation of Guaranty

Exhibit J	Confirmation of Environmental Indemnity Agreement
Exhibit K	Compliance Certificate
Exhibit L-1	Organizational Certificate (Borrower)
Exhibit L-2	Organizational Certificate (Guarantor)
Exhibit M	Confirmation of Obligations

Annexes
Annex I	List of Borrowers

Borrower hereby acknowledges and agrees that the Schedules and Exhibits referenced above are hereby incorporated fully into this Master Agreement by this reference and each constitutes a substantive part of this Master Agreement.

/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials
/s/ DLK Borrower Initials	/s/ DLK Borrower Initials

SCHEDULE 3SCHEDULE 3.7
TO MASTER CREDIT FACILITY AGREEMENT
Schedule of Advance Terms
FIXED ADVANCES

I. INFORMATION FOR $248,910,519 FIXED ADVANCE MADE JULY 31, 2026
Advance Amount	$248,910,519
Advance Term	Sixty (60) months
Advance Type	☐ Acquisition by Deed ☐ Acquisition of Controlling Interests ☒ Refinance ☐ Borrow Up ☐ Conversion
Advance Year	The period beginning on the Effective Date and ending on the last day of July, 2027, and each successive twelve (12) month period thereafter
[Amortization Period]	Two Hundred Forty (240) Months
Amortization Type	[Select only one:] ☒ Amortizing ☐ Full Term Interest Only ☐ Partial Interest Only
Effective Date	July 31, 2026
First Payment Date	The first day of September, 2026
Fixed Rate	6.160%

I. INFORMATION FOR $248,910,519 FIXED ADVANCE MADE JULY 31, 2026
Interest Accrual Method
[Select only one:]
☐    30/360 (computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months)
or
☒    Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month)

Interest Only Term	Zero (0) months
Interest Rate	The Fixed Rate
Interest Rate Type	Fixed Rate
Maturity Date	The first day of August, 2031, or any earlier date on which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise
Monthly Debt Service Payment	For Amortizing (30/360 or Actual/360), and for Full Term Interest Only (30/360): $1,806,324
Prepayment Lockout Period	The 0 Advance Year of the term of the Advance

II. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION
Yield Maintenance Period End Date or Prepayment Premium Period End Date	The last day of January, 2031
Yield Maintenance Period Term or Prepayment Premium Period Term	Fifty-four (54) months

SCHEDULE 4.7
TO MASTER CREDIT FACILITY AGREEMENT
Prepayment Premium Schedule
(Standard Yield Maintenance – Fixed Rate)

1.Defined Terms.
All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in the Master Agreement.
2.Prepayment Premium.
Any Prepayment Premium payable under Section 2.03 (Lockout/Prepayment) of the Master Agreement shall be computed as follows:
(a)If the prepayment is made at any time after the Effective Date and before the Yield Maintenance Period End Date, the Prepayment Premium shall be the greater of:
(1)one percent (1%) of the amount of principal being prepaid; or
(2)the product obtained by multiplying:
(A)the amount of principal being prepaid,
by
(B)the difference obtained by subtracting from the Fixed Rate on the Mortgage Loan, the Yield Rate (as defined below) on the twenty-fifth (25th) Business Day preceding (i) the Intended Prepayment Date, or (ii) the date Lender accelerates the Mortgage Loan or otherwise accepts a prepayment pursuant to Section 2.03(d) (Application of Collateral) of the Master Agreement,
by
(C)the present value factor calculated using the following formula:
1 - (1 + r)-n/12
    r
[r =    Yield Rate
n =    the number of months remaining between (i) either of the following: (x) in the case of a voluntary prepayment, the last day of the month in which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of the Mortgage Loan and (ii) the Yield Maintenance Period End Date.
For purposes of this clause (2), the “Yield Rate” means the yield calculated by interpolating the yields for the immediately shorter and longer term U.S. “Treasury constant maturities” (as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates (the “Fed Release”) under the heading “U.S. government securities”) closest to the remaining term of the Yield Maintenance Period Term, as follows (rounded to three (3) decimal places):
a =    the yield for the longer U.S. Treasury constant maturity
b =    the yield for the shorter U.S. Treasury constant maturity
x =    the term of the longer U.S. Treasury constant maturity
y =    the term of the shorter U.S. Treasury constant maturity
z =    “n” (as defined in the present value factor calculation above) divided by twelve (12).
For purposes of this clause (2), if the Yield Rate is calculated to be zero, the number 0.00001 shall be deemed to be the Yield Rate.
Notwithstanding any provision to the contrary, if “z” equals a term reported under the U.S. “Treasury constant maturities” subheading in the Fed Release, the yield for such term shall be used, and interpolation shall not be necessary. If publication of the Fed Release is discontinued by the Federal Reserve Board, Lender shall determine the Yield Rate from another source selected by Lender. Any determination of the Yield Rate by Lender will be binding absent manifest error.]
(b)If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the fourth (4th) month prior to the month in which the Maturity

Date occurs, the Prepayment Premium shall be one percent (1%) of the amount of principal being prepaid.
(c)Notwithstanding the provisions of Section 2.03 (Lockout/Prepayment) of the Master Agreement, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.
[Remainder of Page Intentionally Blank]

SCHEDULE 5
TO MASTER CREDIT FACILITY AGREEMENT
[omitted for SEC filing purposes]

SCHEDULE 6
TO MASTER CREDIT FACILITY AGREEMENT

[omitted for SEC filing purposes]

SCHEDULE 13
TO MASTER CREDIT FACILITY AGREEMENT
[omitted for SEC filing purposes]

SCHEDULE 16.4 TO
MASTER CREDIT FACILITY AGREEMENT
[omitted for SEC filing purposes]

SCHEDULE 26.3 TO
MASTER CREDIT FACILITY AGREEMENT
CERTIFICATE
(KANSAS – NO ORAL AGREEMENTS)

This Certificate is attached to, and made an integral part of, the Master Agreement, pursuant to K.S.A. Sections 16-117 and 16-118, as follows:
The Master Agreement and all other Loan Documents collectively constitute the written credit agreement which is the final expression of the credit agreement between Borrower and Lender.
The Master Agreement and all other Loan Documents may not be contradicted by evidence of any prior oral credit agreement or of a contemporaneous oral credit agreement between Borrower and Lender.
The following space (which Borrower and Lender agree is sufficient space) is provided for the placement of nonstandard terms, if any:
__________________________________________________
[None]
Borrower and Lender affirm that there is no unwritten oral credit agreement between Borrower and Lender with respect to the subject matter of the Master Agreement and all other Loan Documents.

Borrower’s Initials: /s/ DLK     Lender’s Initials: /s/ AB

SCHEDULE 27 TO
MASTER CREDIT FACILITY AGREEMENT

[omitted for SEC filing purposes]

SCHEDULE 28 TO
MASTER CREDIT FACILITY AGREEMENT
AGREEMENTS:
[omitted for SEC filing purposes]

SCHEDULE 29 TO
MASTER CREDIT FACILITY AGREEMENT

[omitted for SEC filing purposes]

ANNEX I
LIST OF BORROWERS

Borrower
1	AHC Villas-Wynwood of River Place, LLC
2	AHC Purchaser, Inc.
3	AHC Sterling House of Brighton, LLC
4	AHC Sterling House of Jacksonville, LLC
5	AHC Sterling House of Mansfield, LLC
6	AHC Sterling House of Panama City, LLC
7	AHC Sterling House of Port Charlotte, LLC
8	AHC Sterling House of Punta Gorda, LLC
9	AHC Sterling House of Weatherford, LLC
10	AHC Villas of Albany Residential, LLC
11	AHC Villas of the Atrium, LLC
12	AHC Villas-Wynwood of Courtyard Albany, LLC
13	AHC Wynwood of Rogue Valley, LLC
14	ARC Scottsdale, LLC
15	ARC Sweet Life Shawnee, LLC
16	ARC Westlake Village, Inc
17	ARC Wilora Assisted Living, LLC
18	ARCLP-Charlotte, LLC
19	Brookdale Cypress Station, LLC
20	Brookdale Lakeway, LLC
21	Brookdale Northwest Hills, LLC
22	CMCP-Club Hill, LLC
23	CMCP-Montrose, LLC
24	CMCP-Pinecastle, LLC
25	CMCP-Roswell, LLC
26	CMCP-Williamsburg, LLC
27	FIT REN Mirage Inn LP
28	FIT REN Nohl Ranch LP
29	FIT REN Oak Tree LP
30	FIT REN Ocean House LP
31	FIT REN Pacific Inn LP
32	FIT REN Park LP
33	FIT REN Paulin Creek LP
34	FIT REN The Gables LP

EXHIBIT A TO MASTER CREDIT FACILITY AGREEMENT

[omitted for SEC filing purposes]